                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Contact: Matt Roberts
         Investor Relations/Business Analysis Manager
         678.597.7317
         mroberts@manh.com

         MANHATTAN ASSOCIATES ANNOUNCES FINANCIAL RESULTS FOR THE FIRST
                                QUARTER OF 2004

Record Software and Hosting Fees of $12.3 Million Provide Strong Start to 2004

ATLANTA - APRIL 22, 2004 - Manhattan Associates(R), Inc. (Nasdaq: MANH), the global leader in providing supply chain execution (SCE) solutions, today announced results for the first quarter ended March 31, 2004.

KEY QUARTERLY FINANCIAL HIGHLIGHTS FOR MANHATTAN ASSOCIATES INCLUDE:

- Total revenue, software and hosting fees and services revenue each were at record levels.

- Total revenue for the quarter ended March 31, 2004, was $51.3 million, an increase of 11% over the first quarter of 2003.

- Software and hosting fees for the quarter ended March 31, 2004, were $12.3 million, an increase of 21% over the first quarter of 2003.

- Services revenue for the quarter ended March 31, 2004, was $33.6 million, an increase of 11% over the first quarter of 2003.

- Net income for the quarter ended March 31, 2004, was $5.7 million, an increase of 25% over the first quarter of 2003.

- Cash from operations for the quarter ended March 31, 2004, was $11.8 million, and total cash and investments was $166.8 million as of March 31, 2004.

GAAP net income was $5.7 million, or $0.18 per fully diluted share, for the first quarter of 2004 compared to $4.5 million, or $0.15 per fully diluted share, for the first quarter of 2003.

Adjusted net income for the first quarter of 2004, which excludes the amortization of acquisition-related intangible assets, net of taxes, was $6.2 million, or $0.20 per fully diluted share. Adjusted net income for the first quarter of 2003, which excludes the amortization of acquisition-related intangible assets, net of taxes, was $5.0 million, or $0.17 per fully diluted share.
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The company provides adjusted net income and adjusted net income per share in this press release as additional information regarding the company's operating results. The measures are not in accordance with, or an alternative for, GAAP and may be different from non-GAAP net income and non-GAAP per share measures used by other companies. The company believes that this presentation of adjusted net income and adjusted net income per share provides useful information to investors regarding additional financial and business trends relating to the company's financial condition and results of operations. The effective tax rate used in calculating adjusted net income was 34.5% for the first quarter of 2004.

"I am particularly pleased with the company's back-to-back record license revenue quarters, setting us up for a strong 2004," said Richard Haddrill, CEO of Manhattan Associates. "Not only did we successfully complete our 2004R1 product release on schedule in the quarter, but we further extended our solutions in such critical areas as distributed order management. With the improving market conditions we are beginning to see payback on our investments in a broader and integrated product suite, and expanded global infrastructure and vertical industry development."

OTHER KEY HIGHLIGHTS FOR MANHATTAN ASSOCIATES INCLUDE THE FOLLOWING:

         - Customer wins for the first quarter include Armstrong World Industries, Inc.; Bed, Bath & Beyond; CSK Auto, Inc.; The Dannon Company; Dollar General Corporation; GameStop, Inc.; Motorola, Inc.; Neiman Marcus Group, Inc.; and Coles Myer, Ltd., the largest retailer in Australia.

         - Expanded customer relationships for the first quarter include Birds Eye Foods, Inc.; Kellwood Company; Pearl Incorporated; US Freightways Corp.; and Ewals Cargo Care NV in Europe.

         - The appointment of Pete Sinisgalli to the position of president and COO, putting in place a succession plan that calls for Mr. Sinisgalli to assume the position of president and CEO on July 1, 2004. At that time Richard Haddrill, currently CEO, will become the vice chairman of the Board of Directors.

         - The completion of the development and release of the 2004R1 solution suite.

         - Leveraged the company's recent acquisition of distributed order management functionality to close a key account in the quarter.


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         -        The introduction of the first two Integrated Logistics
                  Solutions offerings, Integrated Logistics Solution for Retail and Integrated Logistics Solution for Food.

         - Continued momentum with Radio Frequency Identification (RFID), securing five RFID customers and tracking 50 active sales opportunities. The company has also continued to offer its major RFID solutions to meet the market's needs - RFID in a Box(TM), Integration Platform for RFID, RFID-enabled applications and Implementation Services for RFID.

BUSINESS OUTLOOK FOR 2004

Manhattan Associates currently intends to publish, in each quarterly earnings release, certain expectations with respect to future financial performance. The following statements regarding future financial performance are based on current expectations, which includes a modestly improving spending environment for information technology. These statements are forward looking. Actual results may differ materially, especially in the current uncertain economic environment. These statements do not reflect the potential impact of mergers, acquisitions or other business combinations that may be completed after the date of this release.

Manhattan Associates will make its earnings release and published expectations available on its Web site (www.manh.com). Beginning June 15, 2004, Manhattan Associates will observe a "Quiet Period" during which Manhattan Associates and its representatives will not comment concerning previously published financial expectations. Prior to the start of the Quiet Period, the public can continue to rely on the expectations published in this Business Outlook section as still being Manhattan Associates' current expectation on matters covered, unless Manhattan Associates publishes a notice stating otherwise. The public should not rely on previously published expectations during the Quiet Period, and Manhattan Associates disclaims any obligation to update any previously published financial expectations during the Quiet Period. The Quiet Period will extend until the date when Manhattan Associates' next quarterly earnings release is published, presently scheduled for the fourth week of July 2004.

For the year ending December 31, 2004, Manhattan affirms its expectation to achieve adjusted earnings, which excludes the amortization of acquisition-related intangibles in the range of $0.91 to $1.04 per fully diluted share and GAAP earnings per share of $0.83 to $0.96 per fully diluted share. These expectations assume that the current general economic and capital spending environment will improve modestly over the course of the year.

ABOUT MANHATTAN ASSOCIATES
Manhattan Associates, Inc., is the global leader in providing supply chain execution solutions. We enable operational excellence through our warehousing and distribution, transportation and trading partner management applications. These integrated solutions leverage state-of-the-art technologies, innovative practices and our domain expertise to enhance performance, profitability and competitive advantage. Manhattan Associates has licensed more than 900 customers representing more than 1,600 facilities worldwide, which include some of the world's leading manufacturers, distributors and retailers. For more information about Manhattan Associates, visit www.manh.com.


This press release may contain "forward-looking statements" relating to Manhattan Associates, Inc. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are delays in product development, undetected software errors, competitive pressures, technical difficulties, market acceptance, availability of technical personnel, changes in customer requirements, risks of international operations and general economic conditions. Additional factors are set forth in "Safe Harbor Compliance Statement for Forward-Looking Statements" included as Exhibit 99.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 2003. Manhattan Associates undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.

                   MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                       Three Months Ended
                                                                             March 31,
                                                                    -------------------------
                                                                      2004             2003
                                                                    --------         --------
                                                                           (unaudited)
Revenue:
     Software and hosting fees .............................        $ 12,306         $ 10,159
     Services ..............................................          33,606           30,240
     Hardware and other ....................................           5,381            5,698
                                                                    --------         --------
         Total revenue .....................................          51,293           46,097

Costs and Expenses:
     Cost of software and hosting fees .....................             823            1,123
     Cost of services ......................................          15,096           12,766
     Cost of hardware and other ............................           4,578            4,927
     Research and development ..............................           7,354            6,754
     Sales and marketing ...................................           7,920            7,572
     General and administrative ............................           6,374            5,734
     Amortization of acquisition-related intangibles .......             870              763
                                                                    --------         --------
         Total costs and expenses ..........................          43,015           39,639
                                                                    --------         --------
Operating income ...........................................           8,278            6,458
Other income, net ..........................................             389              557
                                                                    --------         --------
Income before income taxes .................................           8,667            7,015
Income tax provision .......................................           2,990            2,475
                                                                    --------         --------
Net income .................................................        $  5,677         $  4,540
                                                                    ========         ========

Basic net income per share .................................        $   0.19         $   0.16
                                                                    ========         ========
Diluted net income per share ...............................        $   0.18         $   0.15
                                                                    ========         ========

Weighted average number of shares:
    Basic ..................................................          30,135           29,079
                                                                    ========         ========
    Diluted ................................................          31,349           30,446
                                                                    ========         ========

Reconciliation of Adjusted Net Income:
Net income .................................................        $  5,677         $  4,540
Amortization of acquisition-related intangibles ............             870              763
Income tax effect ..........................................            (300)            (269)
                                                                    --------         --------
Adjusted net income ........................................        $  6,247         $  5,034
                                                                    ========         ========

Adjusted net income per diluted share ......................        $   0.20         $   0.17
                                                                    ========         ========

                                     -MORE-



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                   MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)



                                                                    March 31,     December 31,
                                                                      2004            2003
                                                                    ---------     ------------
                                                                   (unaudited)
                                     ASSETS

Current Assets:
  Cash and cash equivalents ................................        $153,418        $140,964
  Short-term investments ...................................           9,076           4,992
  Accounts receivable, net .................................          41,565          40,790
  Prepaid expenses and other current assets ................           4,992           4,627
  Deferred income taxes ....................................           1,870           2,086
                                                                    --------        --------
    Total current assets ...................................         210,921         193,459

Long-term investments ......................................           4,316           9,447
Property and equipment, net ................................          12,053          12,152
Intangible and other assets ................................          48,240          48,961
                                                                    --------        --------

    Total assets ...........................................        $275,530        $264,019
                                                                    ========        ========

                    LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
  Accounts payable and accrued liabilities .................        $ 14,749        $ 17,024
  Current portion of capital lease obligations .............             120             132
  Deferred revenue .........................................          21,680          17,937
                                                                    --------        --------
    Total current liabilities ..............................          36,549          35,093

Long-term portion of capital lease obligations .............             253             288
Deferred income taxes ......................................             460             396

Total shareholders' equity .................................         238,268         228,242
                                                                    --------        --------

  Total liabilities and shareholders' equity ...............        $275,530        $264,019
                                                                    ========        ========


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